Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

MONTHLY OPERATING REPORT

FOR THE PERIOD ENDING JANUARY 5, 2008

TABLE OF CONTENTS

Statement/Report	Page Number

Monthly Operating Summary Report/Debtor Questionnaire	2

Consolidated Statement of Operations	3

Consolidated Balance Sheet	4

Consolidated Statement of Cash Flows	5

Allocation of Disbursements among Legal Entities	6

Payments to taxing authorities	7

Accounts receivable and post-petition payable agings	8

Asset Sales	9

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Monthly Operating Summary Report/Debtor Questionnaire
For the fiscal month ended January 5, 2008
(in 000's)

Monthly Consolidated Financial Data		March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008
Sales		65,839	27,876	23,922	17,668	18,508	26,043	25,099	27,065	31,106
Consolidated expenses		21,626	10,817	10,168	7,398	9,443	11,468	9,883	10,012	11,956
Income (loss) before interest, restructuring, tax & reorg		10,337	(1,063)	(4,067)	633	(1,162)	454	2,058	1,348	77
Reorganization items		5,340	2,129	2,988	1,483	1,773	1,844	1,685	1,050	1,366
Net Income (loss)		4,424	(3,453)	(7,214)	(1,367)	(3,328)	(1,739)	2	(17)	(1,569)

REQUIRED INSURANCE MAINTAINED		EXPIRATION		Are all accounts receivable being collected within terms?				No
AS OF SIGNATURE DATE		DATE		Are all post-petition liabilities, including taxes, being paid within terms?				Yes
				Have any pre-petition liabilities been paid?				Yes
PROPERTY/CASUALTY	YES (X)	NO ( ) 5/4/2008		If so, describe:	Pursuant to court order
GENERAL LIABILITY	YES (X)	NO ( ) 5/4/2008		Are all funds received being deposited into DIP bank accounts?				Yes
VEHICLE	YES (X)	NO ( ) 5/4/2008		Are all funds being disbursed from DIP bank accounts?				Yes
WORKER'S COMPENSATION	YES (X)	NO ( ) 5/4/2008		Were any assets disposed outside of the normal course?				Yes
EXECUTIVE PROTECTION (D&O)	YES (X)	NO ( ) 5/4/2008		Were all proceeds from asset sales deposited in DIP bank accounts?				Yes
				If so, describe:	Pursuant to court order
				Are all U.S. Trustee Quarterly Fee Payments current?				Yes
				What is the status of your Plan of Reorganization?			No plan confirmed
				Are all post-petition tax returns being filed timely ?				Yes
Note: The Debtors note that all federal and state income tax returns with due dates subsequent to February 2007 have been filed except for one state which is being held per the advice of counsel.
				Have all bank accounts been reconciled as of the period end?				Yes
Note: The Debtors note that the reconciliation of certain store-level accounts occurs historically at mid-month for the previous month.

ATTORNEY NAME: Robert J. Dehney FIRM NAME: Morris, Nichols, Arsht and Tunnell ADDRESS: 1201 North Market Street, P.O. Box 1347				I certify under penalty of perjury that the following Monthly Operating Report, plus attachments, is true and correct to the best of my knowledge.
CITY, STATE, ZIP: Wilmington, DE 1989901347
TELEPHONE: (302) 658-9200

/s/ Larry D. Fair
Larry D. Fair
Chief Accounting Officer
January 31, 2008

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Operations
For the fiscal month ended January 5, 2008
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008

Sales	65,839	27,876	23,922	17,668	18,508	26,043	25,099	27,065	31,106
Cost of goods sold	33,876	18,122	17,821	9,637	10,227	14,121	13,158	15,705	19,073

Gross profit	31,963	9,754	6,101	8,031	8,281	11,922	11,941	11,360	12,033

Selling, general and administrative expense (SG&A)	21,139	10,407	9,780	7,125	9,173	11,126	9,621	9,720	11,569
Depreciation and amortization	487	410	388	273	270	342	262	292	387

Operating income (loss)	10,337	(1,063)	(4,067)	633	(1,162)	454	2,058	1,348	77

Reorganization expenses	5,340	2,129	2,988	1,483	1,773	1,844	1,685	1,050	1,366
Interest expense, net	673	261	355	517	393	349	371	315	363

Earnings (loss) before income taxes	4,324	(3,453)	(7,410)	(1,367)	(3,328)	(1,739)	2	(17)	(1,652)
Income taxes	(100)	0	(196)	0	0	0	0	0	(83)

Net earnings (loss)	4,424	(3,453)	(7,214)	(1,367)	(3,328)	(1,739)	2	(17)	(1,569)

SG&A Breakdown:
Wages and benefits	10,579	5,364	6,268	4,009	4,307	5,581	4,648	4,490	5,809
Advertising	2,245	736	336	371	866	1,320	1,241	1,810	2,030
Occupancy costs	6,141	3,268	3,674	2,849	3,086	3,087	2,953	2,824	2,823
Credit card fees	838	384	319	222	265	297	400	375	370
Other SG&A	1,336	655	(817)	(326)	649	841	379	221	537
Total selling, general and administrative expense	21,139	10,407	9,780	7,125	9,173	11,126	9,621	9,720	11,569

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Balance Sheet
As of January 5, 2008
(in 000's)

	March 20,	May 5,	June 2,	July 7,	August 4,	September 1,	October 6,	November 3,	December 1,	January 5,
	2007	2007	2007	2007	2007	2007	2007	2007	2007	2008
Assets
Current assets:
Cash and cash equivalents	9,763	4,924	3,838	8,581	8,904	4,849	4,225	3,783	3,366	2,927
Receivables, less allowance for doubtful accounts	2,659	5,956	5,530	5,950	5,736	5,764	5,834	6,124	6,584	6,495
Inventories	109,670	88,855	80,789	77,049	77,583	80,754	85,863	90,035	87,424	87,125
Income taxes refundable	10,105	10,105	10,105	10,105	10,105	10,105	8,235	8,235	8,235	8,235
Prepaid expenses	1,301	1,029	2,379	2,425	2,173	1,893	1,821	2,174	1,766	1,857
Total current assets	133,498	110,869	102,641	104,110	104,501	103,365	105,978	110,351	107,375	106,639

Property and equipment, at depreciated cost	50,393	49,424	48,802	45,478	43,883	43,524	43,348	43,829	43,330	42,878
Other assets	14,923	16,193	15,722	14,943	15,297	15,072	14,978	15,044	14,957	14,801
Total assets	198,814	176,486	167,165	164,531	163,681	161,961	164,304	169,224	165,662	164,318
Liabilities and Shareholders' Equity
Liabilities not subject to compromise
Accounts payable	0	8,999	10,154	12,769	15,218	16,640	19,393	22,190	20,435	19,700
Credit facility: DIP financing	53,021	15,893	10,596	17,500	17,500	17,500	17,500	19,533	18,706	20,131
Accrued liabilities	651	8,317	8,960	7,859	8,198	8,358	9,720	10,205	9,820	9,379
Deferred tax liabilities	6,273	6,273	6,273	6,273	6,273	6,273	6,273	6,273	6,273	6,273

Liabilities subject to compromise
Accounts payable	35,110	32,766	32,046	31,417	29,145	29,169	29,241	28,661	28,631	28,593
Accrued liabilities	19,687	16,299	14,714	14,526	14,366	14,222	13,995	14,043	13,317	13,215
Income taxes payable	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
Long-term lease financing obligations	4,011	4,004	3,997	1,684	1,682	1,681	1,679	1,677	1,676	1,674
Capital Lease Obligations	1,731	1,728	1,726	1,722	1,718	1,714	1,710	1,706	1,701	1,697
Postretirement benefits other than pensions	9,216	9,276	9,345	9,414	9,403	9,473	9,542	9,519	9,588	9,658
Pension and SERP liabilities	8,281	8,403	8,498	8,594	8,690	8,786	8,881	8,978	9,074	9,169
Other liabilities	10,663	9,871	9,578	8,875	9,121	9,110	9,082	9,102	9,098	9,104
Total liabilities	149,644	122,829	116,887	121,633	122,314	123,926	128,016	132,887	129,319	129,593

Total shareholders' equity	49,170	53,657	50,278	42,898	41,367	38,035	36,288	36,337	36,343	34,725
Total liabilities and shareholders' equity	198,814	176,486	167,165	164,531	163,681	161,961	164,304	169,224	165,662	164,318

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

Note 2: As of January 5, 2008, Hancock had $54.8 million of availability under the DIP Credit Facility.

Note 3: The Company adjusted previously reported MOR financial data (in bold) as follows:

Cash and cash equivalents, as previously reported	9,763	4,519	3,838	8,581	8,904	4,849	4,225	3,783	3,366
Adjustment to reclass overdraft	-	405	-	-	-	-	-	-	-
Cash and cash equivalents, as adjusted	9,763	4,924	3,838	8,581	8,904	4,849	4,225	3,783	3,366

Inventories, as previously reported	106,581	85,974	77,984	74,321	74,931	78,173	83,353	87,596	85,039
Adjustment to record deferred credit on consigned inventory	3,089	2,881	2,805	2,728	2,652	2,581	2,510	2,439	2,385
Inventories, as adjusted	109,670	88,855	80,789	77,049	77,583	80,754	85,863	90,035	87,424

Accounts payable not subject to compromise, as previously reported	-	8,594	10,154	12,769	15,218	16,640	19,393	22,190	20,435
Adjustment to reclass overdraft	-	405	-	-	-	-	-	-	-
Accounts payable not subject to compromise, as adjusted	-	8,999	10,154	12,769	15,218	16,640	19,393	22,190	20,435

Accounts payable subject to compromise, as previously reported	34,824	32,480	31,760	31,131	28,859	28,883	28,955	28,375	28,345
Adjustment to record additional pre- petition accounts payable	286	286	286	286	286	286	286	286	286
Accounts payable subject to compromise, as adjusted	35,110	32,766	32,046	31,417	29,145	29,169	29,241	28,661	28,631

Accrued liabilities subject to compromise, as previously reported	16,598	13,418	11,909	11,798	11,714	11,641	11,485	11,604	10,932
Adjustment to record deferred credit on consigned inventory	3,089	2,881	2,805	2,728	2,652	2,581	2,510	2,439	2,385
Accrued liabilities subject to compromise, as adjusted	19,687	16,299	14,714	14,526	14,366	14,222	13,995	14,043	13,317

Income taxes payable, as previously reported	-	-	-	-	-	-	-	-	-
Adjustment to record FIN 48 cumulative effect adjustment	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
Income taxes payable, as adjusted	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000

Total shareholders' equity, as previously reported	50,456	54,943	51,564	44,184	42,653	39,321	37,574	37,623	37,629
Adjustment to record additional pre-petition accounts payable	(286)	(286)	(286)	(286)	(286)	(286)	(286)	(286)	(286)
Adjustment to record FIN 48 cumulative effect adjustment	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)
Total shareholders' equity, as adjusted	49,170	53,657	50,278	42,898	41,367	38,035	36,288	36,337	36,343

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Cash Flows
For the period January 5, 2008
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008
Cash flows from operating activities:
Net earnings	4,424	(3,453)	(7,214)	(1,367)	(3,328)	(1,739)	2	(17)	(1,569)
Adjustments to reconcile net earnings to cash flows used in operating activities
Depreciation and amortization, including cost of goods sold	1,187	700	1,290	(265)	374	576	318	519	859
Amortization of deferred loan costs	148	83	127	235	186	104	162	99	123
LIFO charge (credit)	(7,050)	(3,596)	(1,667)	282	275	(781)	(264)	(277)	(716)
Reserve for store closings credits, including interest expense	1,653	(39)	1,830	435	(7)	(10)	122	(514)	(50)
Reserve for obsolete inventory	(25)	(8)	(79)	0	0	0	0	0	0
Reserve for sales returns and bad debts	(81)	0	0	3	0	0	59	0	0
Stepped rent accrual	(30)	(111)	(563)	181	(1)	(31)	8	0	1
Loss (gain) on disposition of property and equipment	210	72	523	(2,023)	(5)	0	(8)	77	(2)
Gain on disposition of lease financing obligations	0	0	(153)	0	0	0	0	0	0
Stock compensation expense	281	125	125	(113)	46	42	98	74	83
(Increase) decrease in assets
Receivables and prepaid expenses	(3,024)	(924)	(466)	466	252	2	(643)	(52)	(2)
Inventory at current cost	27,537	11,492	4,713	(77)	(3,358)	(4,322)	(3,757)	2,853	739
Income tax refundable	0	0	0	0	0	1,870	0	0	0
Other noncurrent assets	(1,418)	167	1,367	(589)	39	20	(228)	(12)	33
Increase (decrease) in liabilities
Accounts payable	6,655	435	1,986	177	1,446	2,826	2,217	(1,785)	(773)
Accrued liabilities	2,299	(737)	(2,946)	20	90	1,229	305	(606)	(500)
Income taxes payable	(100)	0	(196)	0	0	0	0	0	(83)
Postretirement benefits other than pensions	(163)	(43)	(43)	(122)	(41)	(42)	(134)	(42)	(41)
Long-term pension and SERP liabilities	245	156	158	156	157	156	157	156	157
Reserve for store closings	(53)	(297)	(41)	(308)	(67)	(55)	(26)	8	4
Other liabilities	(269)	(41)	(97)	92	(11)	(29)	83	(4)	7
Net cash used in operating activities	32,426	3,981	(1,346)	(2,817)	(3,953)	(184)	(1,529)	477	(1,730)

Cash flows from investing activities:
Additions to property and equipment	(598)	(42)	(185)	(21)	(101)	(410)	(950)	(63)	(131)
Proceeds from the disposition of property and equipment	489	282	134	3,165	3	4	8	1	2
Net cash used in investing activities	(109)	240	(51)	3,144	(98)	(406)	(942)	(62)	(129)

Cash flows from financing activities:
Net borrowings on revolving credit agreement	(37,128)	(5,297)	6,904	0	0	0	2,033	(827)	1,425
Payments for lease financing	(7)	(7)	(1)	(1)	(1)	(1)	(1)	(1)	(2)
Payments for capital leases	(2)	(3)	(3)	(3)	(3)	(3)	(3)	(4)	(3)
Payments for loan costs	0	0	(715)	0	0	(30)	0	0	0
Purchase of treasury stock	0	0	0	0	0	0	0	0	0
Tax obligation settled with treasury stock	(19)	0	(45)	0	0	0	0	0	0
Net cash provided by financing activities	(37,156)	(5,307)	6,140	(4)	(4)	(34)	2,029	(832)	1,420
Decrease in cash and cash equivalents	(4,839)	(1,086)	4,743	323	(4,055)	(624)	(442)	(417)	(439)
Cash and cash equivalents:
Beginning of period	9,763	4,924	3,838	8,581	8,904	4,849	4,225	3,783	3,366
End of period	4,924	3,838	8,581	8,904	4,849	4,225	3,783	3,366	2,927

Note: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

Note: The Company adjusted previously reported MOR financial data (in bold). See Balance Sheet for details.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Allocation of Disbursements among Legal Entities
For the periods ending
(in 000's)

		March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008
	Hancock Fabrics, Inc.	5,014	17,548	9,811	12,165	7,362	8,298	9,837	8,474	9,002	10,615
	Hancock Fabrics, LLC	111	390	729	652	335	382	449	393	396	508
	Hancock Fabrics of Michigan, Inc.	172	604	267	83	-	-	-	-	-	-
	HF Merchandising, Inc	3,585	12,546	11,857	12,247	11,341	15,006	20,904	16,705	13,497	19,978
	Hancockfabrics.com, Inc.	41	142	111	117	182	180	279	284	400	543
	HF Enterprises, Inc.	1	3	1	2	-	-	1	1	-	1
	HF Resources, Inc.	1	3	1	2	-	-	1	1	-	1

Revenue allocation by entity
		March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008
	Hancock Fabrics, Inc.	15,130	46,766	25,183	22,371	16,756	17,497	24624	23,667	25,526	29,196
	Hancock Fabrics, LLC	336	1,038	1,871	1,198	761	805	1,123	1,100	1,123	1,398
	Hancock Fabrics of Michigan, Inc.	521	1,609	686	152	-	-	-	-	-	-
	Hancockfabrics.com, Inc.	107	331	136	201	151	206	296	332	416	512
		16,094	49,745	27,876	23,922	17,668	18,508	26,043	25,099	27,065	31,106

Footnote:
Provided for the purpose of calculating the US Trustee fees under 28 USC Section 1930 (a).
Expenses were allocated to Hancock Fabrics, Inc., Hancock Fabrics, LLC, Hancock Fabrics MI, Inc., and Hancockfabrics.com, Inc. based on the revenue of the entities. The amounts for HF Merchandising, Inc., HF Enterprises, Inc. and HF Resources, Inc. were based on actual expenditures.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Payments to taxing authorities
For the period ending January 5, 2008
(in 000's)

Debtors in possession and trustees are required to pay post-petition tax liabilities incurred after the filing of their Chapter 11 petition on an as due basis.

	1) Federal income taxes	YES (X)	NO ( )
	2) FICA withholdings	YES (X)	NO ( )
	3) Federal employee withholdings	YES (X)	NO ( )
	4) Employer's FICA	YES (X)	NO ( )
	5) Federal unemployment tax	YES (X)	NO ( )
	6) State income and franchise taxes	YES (X)	NO ( )
	7) State employee withholdings	YES (X)	NO ( )
	8) State unemployment taxes	YES (X)	NO ( )
	9) Property taxes	YES (X)	NO ( )
	10) Sales tax	YES (X)	NO ( )
	11) All other taxes	YES (X)	NO ( )

If any of the above taxes have not been paid, state below the tax not paid, the amount past due and the date of the last payment

** DETAILS OF PAYMENTS TO SPECIFIC TAXING AUTHORITIES IS AVAILABLE UPON REASONABLE WRITTEN REQUEST TO THE
DEBTOR'S COUNSEL AT MORRIS, NICHOLS, ARSHT AND TUNNELL, ATTN: DEREK ABBOT, 1201 NORTH MARKET STREET, WILMINGTON DE 19899

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Accounts Receivable & Payable Aging
As of January 5, 2008
(in 000's)

Accounts Receivable:	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	Sept. 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008
Current	80	17	28	24	48	52	33	21	30
61 - 90	12	26	7	11	7	8	7	5	5
91 - 120	27	9	19	4	7	6	8	7	6
Over 121	12	43	36	43	21	37	35	37	41
Total aged accounts receivable	131	95	90	82	83	103	83	70	82
Excess work comp. claims	463	453	456	465	464	459	458	455	459
Accounts receivable vendors	152	209	1,599	1,145	1,077	1,107	1,166	1,134	1,375
Accounts receivable employees	5	7	6	7	7	6	4	5	4
Accounts receivable pension fund	333	347	361	381	393	426	498	521	535
Customer accounts receivable*	100	100	82	80	80	81	81	80	80
Credit card sales	4,772	4,319	3,356	3,576	3,660	3,652	3,834	4,319	3,960
	5,956	5,530	5,950	5,736	5,764	5,834	6,124	6,584	6,495

Accounts Payable **	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	Sept. 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008

0 - 30	4,996	3,739	5,222	7,846	7,526	8,550	10,998	10,402	7,278
31 - 60	223	381	847	303	733	1,353	1,080	1,865	2,599
61 - 90	-	12	8	11	24	127	94	34	27
91 - 120	-	-	-	-	-	23	127	62	14
Total aged accounts payable	5,219	4,132	6,077	8,160	8,283	10,053	12,299	12,363	9,918
Distribution center inventory in transit	1,333	2,556	2,557	3,249	4,442	4,741	4,181	2,961	4,923
Drop ship inventory in transit*	1,314	1,033	1,488	1,711	1,898	2,350	3,263	3,400	3,237
Misc. expense accruals*	1,133	2,433	2,647	2,098	2,017	2,249	2,447	1,711	1,622

Total unpaid post-petition payables	8,999	10,154	12,769	15,218	16,640	19,393	22,190	20,435	19,700

* Amount shown are estimated based
on historical data.

** The accounts payable agings is based on the invoice date. All vendors are generally being paid in accordance with negotiated payment terms.

Note: The Company adjusted previously reported MOR financial data (in bold). See Balance Sheet for details.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Asset Sales
As of January 5, 2008
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008

Proceeds
Fixtures	481.4	282.0	134.0	3.2	3.0	0.5	-	1.0	2.0
Vehicles	7.6	-	-	13.0	-	3.5	8.0	-	-
Land	-	-	-	3,148.8	-	-	-	-	-
	489.0	282.0	134.0	3,165.0	3.0	4.0	8.0	1.0	2.0

Note: All proceeds from the sale of assets outside the ordinary course were deposited into Hancock owned bank accounts which were swept against the DIP Credit Facility.